EXHIBIT 10.10


                             AMENDED AND RESTATED
                    MORTGAGES TRUSTEE GUARANTEED INVESTMENT
                                   CONTRACT

                                   [*] 2006

                      PERMANENT MORTGAGES TRUSTEE LIMITED
                           AS THE MORTGAGES TRUSTEE

                                      AND

                                  HALIFAX PLC
                                AS CASH MANAGER

                                      AND

               THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND
                       AS MORTGAGES TRUSTEE GIC PROVIDER

                                      AND

                             THE BANK OF NEW YORK
         AS FUNDING 1 SECURITY TRUSTEE AND FUNDING 2 SECURITY TRUSTEE

                                 ALLEN & OVERY
                               ALLEN & OVERY LLP

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                                   CONTENTS

CLAUSE                                                                     PAGE
1.    Definitions and Interpretation..........................................1
2.    The Mortgages Trustee GIC Account.......................................2
3.    Interest................................................................2
4.    Withdrawals and Deposits................................................2
5.    Termination.............................................................3
6.    Warranties..............................................................3
7.    Assignment..............................................................3
8.    Agency..................................................................3
9.    Information.............................................................3
10.   Modification............................................................4
11.   Payments and Withholdings...............................................4
12.   Notices.................................................................4
13.   Counterparts and Severability...........................................5
14.   The Security Trustee....................................................5
15.   Amendments..............................................................5
16.   Exclusion of Third Party Rights.........................................5
17.   Governing Law...........................................................5
18.   Submission to Jurisdiction..............................................5

Signatories...................................................................7



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THIS AMENDED AND RESTATED MORTGAGES TRUSTEE GUARANTEED INVESTMENT CONTRACT
(this AGREEMENT) AGREEMENT is made on [*] 2006

BETWEEN:

(1) PERMANENT MORTGAGES TRUSTEE LIMITED (registered number 83116), a private limited company incorporated under the laws of Jersey, Channel Islands, whose registered office is at 47 Esplanade, St. Helier, Jersey, JE1 0BD, Channel Islands, acting in its capacity as the MORTGAGES TRUSTEE;

(2) HALIFAX PLC (registered number 2367076), a public limited company incorporated under the laws of England and Wales whose registered office is at Trinity Road, Halifax, West Yorkshire HX1 2RG, acting in its capacity as the CASH MANAGER;

(3) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, a company established by an Act of Parliament of Scotland in 1695 and having its head office at The Mound, Edinburgh EH1 1YZ, acting in its capacity as the MORTGAGES TRUSTEE GIC PROVIDER; and

(4) THE BANK OF NEW YORK, A New York Banking Corporation acting through its offices at 48th Floor, One Canada Square, London E14 5AL, in its capacity as security trustee pursuant to the Funding 1 Deed of Charge (the FUNDING 1 SECURITY TRUSTEE); and

(5) THE BANK OF NEW YORK, A New York Banking Corporation acting through its offices at 48th Floor, One Canada Square, London E14 5AL, in its capacity as security trustee pursuant to the Funding 2 Deed of Charge (the FUNDING 2 SECURITY TRUSTEE).

WHEREAS

(A) The Cash Manager has agreed, pursuant to the Cash Management Agreement, to provide Cash Management Services in connection with the business of the Mortgages Trustee.

(B) The Cash Management Agreement provides that the Mortgages Trustee shall pay into an interest bearing account all Monthly Payments and other amounts set out in CLAUSE 4 of the Cash Management Agreement and the Mortgages Trustee GIC Provider is willing to provide such an account pursuant to and on the terms of this Agreement and the Bank Account Agreement.

IT IS HEREBY AGREED as follows:

1.    DEFINITIONS AND INTERPRETATION

1.1 The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Agreement dated [*] 2006 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) is expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in the Master Definitions and Construction Schedule (as so amended, varied or supplemented) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Agreement, including the Recitals hereto and this Agreement shall be construed in accordance with the interpretation provisions set out in CLAUSE 2 of the Master Definitions and Construction Schedule.

1.2 This Agreement amends and restates the Mortgages Trustee Guaranteed Investment Contract made on 14th June, 2006 (the PRINCIPAL AGREEMENT). As of the date of this Agreement, any future rights

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      or obligations (excluding such obligations accrued to the date of this
      Agreement) of aparty under the Principal Agreement shall be extinguished and shall instead be governed by this Agreement.

1.3 Any reference in this Agreement to any discretion, power, right, duty or obligation on the part of the Mortgages Trustee shall be as exercised by the Mortgages Trustee only as directed by the Beneficiaries but subject in each case to the provisions of the Mortgages Trust Deed and the Controlling Beneficiary Deed.

2.    THE MORTGAGES TRUSTEE GIC ACCOUNT

      The Mortgages Trustee GIC Provider confirms that (on the instructions of the Mortgages Trustee (as trustee for the Beneficiaries)) the Mortgages Trustee GIC Account has been opened in its books in the name of the Mortgages Trustee, and it agrees to accept on deposit in the Mortgages Trustee GIC Account all monies transferred to the Mortgages Trustee from time to time subject to and upon the terms of this Agreement and the Bank Account Agreement.

3.    INTEREST

3.1 Interest shall accrue daily on the Mortgages Trustee GIC Balance and shall be paid monthly on the first day of each month (or if such day is not a London Business Day, the next succeeding London Business Day) at a rate of interest equal to the Mortgages Trustee GIC Rate (calculated on the basis of the actual number of days elapsed and a 365 day year) by payment for value on the same day to the Mortgages Trustee GIC Account or such other accounts as the Mortgages Trustee (as trustee for the Beneficiaries) shall specify.

3.2 If the Mortgages Trustee GIC Provider receives notice in writing from the Funding 1 Security Trustee or the Funding 2 Security Trustee to the effect that (a) an Intercompany Loan Enforcement Notice or a Master Intercompany Loan Acceleration Notice has been served or (b) that the appointment of Halifax plc as Cash Manager under the Cash Management Agreement has been terminated, then, save as otherwise expressly provided under the Bank Account Agreement, the Mortgages Trustee GIC Provider agrees that it shall, upon receipt of such notice from the Funding 1 Security Trustee and the Funding 2 Security Trustee, comply with the directions of the Funding 1 Security Trustee and the Funding 2 Security Trustee or any successor cash manager appointed by the Mortgages Trustee, the Funding 1 Security Trustee and/or the Funding 2 Security Trustee (subject to such successor cash manager having entered into an agreement with the relevant Account Bank on substantially the same terms as this Agreement) in relation to the operation of the Mortgages Trustee GIC Account and the directions of the Funding 1 Security Trustee and the Funding 2 Security Trustee will be subject to terms of the Controlling Beneficiary Deed.

4.    WITHDRAWALS AND DEPOSITS

4.1 Subject always to the provisions of the Cash Management Agreement and CLAUSE 6.3 of the Bank Account Agreement, the Mortgages Trustee may on any London Business Day give notice to the Mortgages Trustee GIC Provider that it wishes to withdraw on such date all or part of the Mortgages Trustee GIC Balance from the Mortgages Trustee GIC Account and the Mortgages Trustee GIC Provider shall comply with such notice and pay the amount specified in such notice to the account specified therein, provided that if any such notice is received after 12 noon on any day it shall be deemed to have been received at the opening of business on the next following London Business Day.

4.2 The Mortgages Trustee may deposit sums in the Mortgages Trustee GIC Account, to the extent permitted by the terms of the Cash Management Agreement, and the Mortgages Trustee GIC Provider agrees to accept and credit to the Mortgages Trustee GIC Account such sums in accordance with the other terms hereof.

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4.3   Subject always to the provisions of the Cash Management Agreement and the
      Bank Account Agreement, the Cash Manager may, pursuant to clauses 4 of the Cash Management Agreement, on any London Business Day (but only prior to the service of an Intercompany Loan Acceleration Notice or a Master Intercompany Loan Acceleration Notice), give notice to the Mortgages Trustee GIC Provider that it wishes to withdraw on such date all or part of the Mortgages Trustee GIC Balance from the Mortgages Trustee GIC Account and the Mortgages Trustee GIC Provider shall comply with such notice and pay the amount specified in such notice to the account specified therein, provided that if any such notice is received after 12 noon on any day it shall be deemed to have been received at the opening of business on the next following London Business Day.

5.    TERMINATION

      Following termination of the Bank Account Agreement and/or closing of the Mortgages Trustee GIC Account in accordance with the terms of the Bank Account Agreement, the Mortgages Trustee may terminate this Agreement by serving a written notice of termination on the Mortgages Trustee GIC Provider.

6.    WARRANTIES

6.1 The Mortgages Trustee GIC Provider warrants to the Mortgages Trustee, the Funding 1 Security Trustee and the Funding 2 Security Trustee at the date hereof, on each date on which an amount is credited to the Mortgages Trustee GIC Account and on each Distribution Date, that it is duly established with limited liability under the laws of England and Wales and is an institution authorised to carry on banking business (including accepting deposits) under the Financial Services and Markets Act 2000.

6.2 The Mortgages Trustee GIC Provider undertakes to notify the Mortgages Trustee, the Funding 1 Security Trustee and the Funding 2 Security Trustee immediately if, at any time during the term of this Agreement, either of the statements contained in CLAUSE 6.1 ceases to be true. The warranties set out in CLAUSE 6.1 shall survive the signing and delivery of this Agreement.

7.    ASSIGNMENT

      Save as otherwise contemplated in this Agreement, the Cash Management Agreement and the Mortgages Trust Deed, no party hereto (other than the Funding 1 Security Trustee and the Funding 2 Security Trustee) may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Funding 1 Security Trustee and the Funding 2 Security Trustee and unless each Rating Agency has confirmed in writing to the Funding 1 Security Trustee and the Funding 2 Security Trustee that such assignment or transfer would not adversely affect the then current ratings of the Notes. In any event any assignee of the Mortgages Trustee GIC Provider must be an institution authorised to carry on banking business (including accepting deposits) under the Financial Services and Markets Act 2000.

8.    AGENCY

      The Mortgages Trustee GIC Provider agrees and confirms that, unless otherwise notified by the Mortgages Trustee, the Funding 1 Security Trustee or the Funding 2 Security Trustee, the Cash Manager, as agent of the Mortgages Trustee, may act on behalf of the Mortgages Trustee under this Agreement.

9.    INFORMATION

      The Mortgages Trustee GIC Provider shall provide to the Funding 1 Security Trustee and the Funding 2 Security Trustee, or procure the provision to the Funding 1 Security Trustee and the

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      Funding 2 Security Trustee of, such information and evidence in respect of any dealing between the Mortgages Trustee and the Mortgages Trustee GIC Provider or otherwise under or in relation to this Agreement as the Funding 1 Security Trustee and the Funding 2 Security Trustee may reasonably request and the Mortgages Trustee hereby waives any right or duty of confidentiality which it may have or which may be owed to it by the Mortgages Trustee GIC Provider in respect of the disclosure of such information and evidence pursuant to this CLAUSE 9.

10.   MODIFICATION

      Save as otherwise provided herein, no amendment, modification or variation of this Agreement shall be effective unless it is in writing and signed by (or by some person duly authorised by) each of the parties hereto and each of the Rating Agencies has confirmed that such amendment, modification or variation will not adversely affect the then current ratings of the Notes.

11.   PAYMENTS AND WITHHOLDINGS

      The parties agree that payments required to be made hereunder shall be made in accordance with CLAUSE 3 of the Bank Account Agreement and that CLAUSE 14 of the Bank Account Agreement shall, to the extent that it relates to the Mortgages Trustee GIC Account, be incorporated in and shall apply, mutatis mutandis, to this Agreement (and for this purpose references to any "ACCOUNT BANK" shall be deemed to be replaced by the "MORTGAGES TRUSTEE GIC PROVIDER") such that all payments to be made by the Mortgages Trustee GIC Provider hereunder will be made upon the terms and subject to the same conditions as are set out in CLAUSE 14 of the Bank Account Agreement.

12.   NOTICES

      Any notices to be given pursuant to this Agreement to any of the parties hereto shall be sufficiently served if sent by prepaid first class post, by hand or facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched (where delivered by hand) on the day of delivery if delivered before 17.00 hours on a London Business Day or on the next London Business Day if delivered thereafter or on a day which is not a London Business Day or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

      (a) in the case of the Mortgages Trustee, to Permanent Mortgages Trustee Limited, 47 Esplanade, St. Helier, Jersey, JE1 0BD (facsimile number +44 (0) 1534 726391) for the attention of the Secretary with a copy to HBOS Treasury Services plc, 33 Old Broad Street, London EC2N 1HZ (facsimile no. +44 (020) 7574 8784) for the attention of the Head of Capital Markets and Securitisation;

      (b) in the case of the Mortgages Trustee GIC Provider, to the Bank of Scotland plc, Leeds Business Centre, 116 Wellington Street, Leeds, LS1 4LT (facsimile number +44 (0) 1132 155804) for the attention of the Associate Director with copies to: Bank of Scotland plc, c/o Halifax plc, Bradford Business Centre, 28 Bank Street, Bradford BD1 1PT (facsimile number +44 (0) 1274 725290 for the attention of the Associate Director; Halifax plc, Trinity Road, Halifax, West Yorkshire HX1 2RG (facsimile number +44 (0) 1422 391777) for the attention of Mortgage Securitisation Manager; and HBOS Treasury Services plc, 33 Old Broad Street, London EC2N 1HZ (facsimile number +44 (020) 7574 8784) for the attention of Head of Capital Markets and Securitisation;

      (c) in the case of the Cash Manager, to Halifax plc, Trinity Road, Halifax, West Yorkshire HX1 2RG (facsimile number +44 (0) 1422 391777) for the attention of Mortgage Securitisation Manager with a copy to HBOS Treasury Services plc, 33 Old Broad Street, London EC2N 1HZ (facsimile no. +44 (020) 7574 8784) for the attention of the Head of Capital Markets and Securitisation; and

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      (d)    in the case of the Funding 1 Security Trustee and the Funding 2
             Security Trustee, to The Bank of New York, 48th Floor, at 1 Canada Square, Canary Wharf, London E14 5AL (facsimile number +44 (020) 7964 6399) for the attention of Corporate Trust,

      or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by written notice in accordance with the provisions of this Clause 12.

13.   COUNTERPARTS AND SEVERABILITY

13.1 This Agreement may be executed in any number of counterparts (manually or by facsimile), and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

13.2 Where any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations under this Agreement, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

14.   THE FUNDING 1 SECURITY TRUSTEE AND THE FUNDING 2 SECURITY TRUSTEE

      The Funding 1 Security Trustee and the Funding 2 Security Trustee has agreed to become a party to this Agreement for the better preservation and enforcement of its rights under this Agreement but shall have no responsibility for any of the obligations of, nor assume any liabilities to, the Cash Manager, the Mortgages Trustee GIC Provider or the Mortgages Trustee hereunder.

15.   AMENDMENTS

      Subject to CLAUSE 25 of the Funding 1 Deed of Charge (Supplemental Provisions Regarding the Funding 1 Security Trustee and the Funding 2 Security Trustee) and CLAUSE 24 of the Funding 2 Deed of Charge, any amendments to this Agreement will be made only with the prior written consent of each party to this Agreement.

16.   EXCLUSION OF THIRD PARTY RIGHTS

      The parties to this Agreement do not intend that any term of this Agreement should be enforced, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Agreement.

17.   GOVERNING LAW

      This Agreement shall be governed by, and construed in accordance with, the laws of England.

18.   SUBMISSION TO JURISDICTION

      Each party to this Agreement hereby irrevocably submits to the non-exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Agreement hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are an inconvenient forum for the maintenance or hearing of such action or proceeding. The Mortgages Trustee irrevocably appoints Structured Finance Management Limited located at Blackwell House, Guildhall Yard, London EC2V 5AE, as its agent for service of process.

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IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year first before written.

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                                  SIGNATORIES

SIGNED for and on behalf of       )
PERMANENT MORTGAGES               )
TRUSTEE LIMITED                   )
by:                               )

SIGNED for and on behalf of       )
HALIFAX PLC                       )
by:                               )

SIGNED for and on behalf of       )
THE GOVERNOR AND                  )
COMPANY OF THE BANK OF            )
SCOTLAND                          )
by:                               )

SIGNED for and on behalf of       )
THE BANK OF NEW YORK              )
                                  )
by:                               )

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